EXHIBIT NO. 99.(a) 10

MFS SERIES TRUST XII

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

REDESIGNATION OF CLASS W SHARES

Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated June 29, 2005, as amended (the “Declaration”), of MFS Series Trust XII, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Equity Opportunities Fund, a series of the Trust, as “Class R5 Shares” effective May 30, 2012.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER	MICHAEL HEGARTY
Robert E. Butler	Michael Hegarty
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MAUREEN R. GOLDFARB	JOHN P. KAVANAUGH
Maureen R. Goldfarb	John P. Kavanaugh
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

DAVID H. GUNNING	ROBERT J. MANNING
David H. Gunning	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

WILLIAM R. GUTOW	J. DALE SHERRATT
William R. Gutow	J. Dale Sherratt
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116